                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


                            SPIEKER PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)



                 MARYLAND                                94-3185802
 (State of Incorporation or organization)   (I.R.S. employer identification no.)


                            ------------------------


                               2180 Sand Hill Road
                          Menlo Park, California 94025
               (Address of principal executive offices) (Zip code)


If this form relates to the registration of a     If this form relates to the registration of a class
class of debt securities and is effective upon    of debt securities and is to become effective
filing pursuant to General Instructions           simultaneously with the effectiveness of a
A(c)(1) please check the following box. [ ]       concurrent registration statement under the
                                                  Securities Act of 1933 pursuant to General
                                                  Instruction A(c)(2) please check the following
                                                  box.  [ ]

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


TITLE OF EACH CLASS TO                  NAME OF EACH EXCHANGE ON WHICH
BE SO REGISTERED                        EACH CLASS IS TO BE REGISTERED
----------------                        ------------------------------
Series E Cumulative                         New York Stock Exchange
Redeemable Preferred Stock
$.0001 Par Value

                            ------------------------


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      None

                            ------------------------

ITEM  1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

            The description of the Registrant's Series E Cumulative Redeemable Preferred Stock (the "Series E Preferred Stock") included under the caption "Description of Series E Preferred Stock" in the prospectus supplement filed by the Registrant pursuant to Rule 424(b) to the Registrant's Registration Statement on Form S-3 No. 333-51269-01 is incorporated herein by reference. The Series E Preferred Stock is to be registered on the New York Stock Exchange.


ITEM 2.     EXHIBITS.

            (A) Articles of Incorporation of Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-11, Registration No. 33-67906).

            (B) Articles Supplementary of the Registrant relating to the Series E Preferred Stock (incorporated by reference to Exhibit
                  3.1 to the Registrant's Current Report on Form 8-K filed June 4, 1998)

            (C) Bylaws of Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-11, Registration No. 33-67906).

            (D) Specimen of Registrant's Series E Cumulative Redeemable Preferred Stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on June 3, 1998).

                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: June 4, 1998


                                   SPIEKER PROPERTIES, INC.



                                   By: /s/  Stuart A. Rothstein
                                      -------------------------------
                                        Stuart A. Rothstein
                                        Senior Vice President, Finance

                                  EXHIBIT INDEX


                                                                                  Sequentially
                                                                                    Numbered
      Exhibit                       Description                                      Page
      -------                       -----------                                      ----
        A       Articles of Incorporation of Registrant (incorporated by
                reference to Exhibit 3.1 to the Registrant's Registration
                Statement on Form S-11, Registration No. 33-67906).

        B Articles Supplementary of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Current Report on Form 8-K filed June 4, 1998).

        C Bylaws of Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-11,
                Registration No. 33-67906).

        D       Specimen of Registrant's Series E Cumulative Redeemable
                Preferred Stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed
                June 4, 1998).